                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            SHEFSKY & FROELICH LTD.,
  Suite 2500, 444 N. Michigan Ave., Chicago, IL 60611 Attn: Dennis B. O'Boyle
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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
                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803
                                 (708) 293-4050



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 2000



To The Stockholders of Universal Automotive Industries, Inc.:

         The Annual Meeting of Stockholders of Universal Automotive Industries, Inc. (the "Company") will be held on Monday, June 1, 2000, at 10:00 a.m., at the Radisson Hotel Lincolnwood, 4500 West Touhy Avenue, Lincolnwood, Illinois, for the following purposes:

1. To elect six Directors to serve until the next annual meeting of stockholders or until their successors are elected or qualified;

2. To ratify the appointment of Altschuler, Melvoin and Glasser LLP as the Company's independent auditors for 2000; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only Stockholders of record as of the close of business on April 17, 2000, will be entitled to notice of and to vote at the meeting or at any adjournment thereof. A copy of Universal Automotive Industries, Inc. Annual Report to Stockholders for the year ended December 31, 1999 is enclosed.

                                      By Order of The Board of Directors:



                                      Jerome J. Hiss
                                      Secretary

Chicago, Illinois
May 10, 2000

                             YOUR VOTE IS IMPORTANT

         REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE THAT A QUORUM IS PRESENT AT THE MEETING AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                           11859 South Central Avenue
                              Alsip, Illinois 60803


                          -----------------------------
                                 PROXY STATEMENT
                         ------------------------------


                   PROXY SOLICITATION AND GENERAL INFORMATION

         This proxy statement (the "Proxy Statement") is furnished to the holders (the "Stockholders") of shares of common stock of Universal Automotive Industries, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors (the "Board of Directors") for use at the annual meeting of Stockholders (the "Meeting") to be held on Monday, June 1, 2000, at 10:00 a.m., at the Radisson Hotel Lincolnwood, 4500 West Touhy Avenue, Lincolnwood, Illinois, and any adjournment thereof. Our bylaws (the "Bylaws") require the Directors to call and hold an annual meeting of stockholders each year. We mailed this Proxy Statement and the enclosed proxy to our Stockholders on or about May 10, 2000. Stockholders who wish to attend the meeting should contact us at (708) 293-4050.

         Only Stockholders of record at the close of business on April 17, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On the Record Date, 6,914,310 shares of our common stock, par value $.01 per share (the "Common Stock"), having one vote each, were issued and outstanding. A majority of the outstanding shares of Common Stock, represented at the Meeting in person or by proxy, will constitute a quorum.

         We will bear all costs associated with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement and the reimbursement of brokerage firms and other record holders of shares of Common Stock for their expenses in forwarding proxy materials to beneficial owners of such shares. Following the original solicitation of proxies by mail, proxies may be solicited by our officers and employees by telephone, facsimile, telegraph or in person. Such officers and employees will not be additionally compensated for soliciting proxies.

         Shares represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting will be voted at the Meeting. Shares not represented by properly executed proxies will not be voted. If a Stockholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board of Directors described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to us before the proxy is voted at the Meeting;
(ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting and voting the shares in person.

         The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is required for the election of Directors and the ratification of the independent auditors. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes (shares not voted by brokers due to the absence of instructions from street name holders) on a matter are not considered voted or as present or represented on that matter and will have no effect on the outcome of the election of Directors. Unless the context otherwise requires, the terms "we," "us" or "our" includes Universal Automotive Industries, Inc. and its direct and indirect subsidiaries, including its predecessor, Universal Automotive, Inc.

                              ELECTION OF DIRECTORS

         The Board of Directors has nominated the six persons named below for election as Directors at the Meeting to serve until the 2000 Meeting of Stockholders and until their elected successors are qualified. The Bylaws provide that the Board of Directors shall consist of seven directors. At the present time, our Board consists of six persons. The Board of Directors may increase or decrease this number from time to time. All of the nominees below are presently serving as members of the Board of Directors. Each nominee has consented to have his name appear as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable to serve as a Director, shares of Common Stock represented at the Meeting by valid proxies may be voted for the election of such substitute nominee(s) as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a Director.

         The following information is provided concerning the nominees for election as Directors:

====================================================================================================================
        NAME                AGE      DIRECTOR SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------------------------------------------------------------------------------------------------------
Arvin Scott                  43           1986         Mr. Scott has served as our President and Chief Executive
                                                       Officer since March 1996. Mr. Scott served as our Executive
                                                       Vice President from October 1994 to March 1996 and served as our Vice President from 1986 to October 1994. Mr. Scott
                                                       joined us in 1981 as a purchaser of automotive aftermarket replacement parts for distribution in the Chicago jobber
                                                       market. From 1984 to 1986, Mr. Scott served as Vice President of an unaffiliated Chicago-based warehouse distributor, of which he was a 50% owner. Mr. Scott oversees the distribution of the UBP Universal Brake Parts line and our manufacturing operations.
--------------------------------------------------------------------------------------------------------------------
Yehuda Tzur                  47           1981         Mr. Tzur, our founder, has served as our Chairman of the
                                                       Board of Directors since October 1994. From 1981 to March
                                                       1996, Mr. Tzur served as our President and Chief Executive
                                                       Officer. Mr. Tzur oversees our administrative functions and our wholesale commodities operations.
--------------------------------------------------------------------------------------------------------------------
Sami Israel                  58           1984         Mr. Israel has served as our Vice President since October
                                                       1994 and served as our Treasurer from 1984 to October 1994.
                                                       Mr. Israel has been a Director since 1984. Mr. Israel manages our shipping and receiving operations from our headquarters located in Alsip, Illinois.
--------------------------------------------------------------------------------------------------------------------
Sol S. Weiner                81           1995         Mr. Weiner is a private investor and currently is a Director of Comtech Telecommunications, Inc.
--------------------------------------------------------------------------------------------------------------------
Sheldon Robinson             73           1995         Mr. Robinson is an owner and President of Associated
                                                       Financial Consultants, Inc. and Robinson Financial Group,
                                                       Inc., which companies sell insurance and investment products.
                                                       Mr. Robinson has been in the insurance business since 1963.
--------------------------------------------------------------------------------------------------------------------
Dennis L. Kessler            61           1997         Mr. Kessler is President of Kessler Management Consulting,
                                                       LLC. Prior to February 1998, Mr. Kessler was Co-President of
                                                       Fel-Pro Incorporated which manufactures and distributes
                                                       gaskets, engine parts and industrial chemicals. Mr. Kessler served in various capacities with Fel-Pro since 1964.
====================================================================================================================

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                          CERTAIN INFORMATION REGARDING
                             THE BOARD OF DIRECTORS

         In 1999, the Board of Directors held four meetings, at which all Directors were present. The Board of Directors presently has a Compensation Committee, an Audit Committee and a Nominating Committee. The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. Because our executive officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee met only once during 1999. The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring our financial policies and control procedures, reviewing and monitoring the provision of non-audit services by our independent auditors and reviewing all potential conflict of interest situations. The Audit Committee met two times during 1999. The Compensation Committee and Audit Committee are each presently comprised of Mr. Robinson, Mr. Weiner and Mr. Kessler, none of whom has ever been an officer or employee. Mr. Weiner is Chairman of the Audit Committee and Mr. Robinson is Chairman of the Compensation Committee. The Nominating Committee consists of Mr. Scott (Chairman) and Messrs. Kessler, Tzur and Israel. The Nominating Committee nominates candidates for election to the Board of Directors. The Nominating Committee did not meet during 1999.

                               EXECUTIVE OFFICERS

         The following sets forth information with respect to our executive officer who is not a director. Such officer is elected annually by the Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Directors:

         Jerome J. Hiss, 49, has served as our Chief Financial Officer since August 1996 and Secretary and Assistant Treasurer since September 1996. He is a Certified Public Accountant and a 1972 graduate of the University of Notre Dame (B.B.A). From 1983 to August 1996, Mr. Hiss was employed at ANTEC Corporation, serving initially as controller of the manufacturing business and later as a corporate division controller. Prior to 1983, Mr. Hiss was employed by Household International and the public accounting firm of Deloitte & Touche.

                           SHARE OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 17, 2000 by (i) each Director who beneficially owns Common Stock, (ii) each Executive Officer named in the Summary Compensation Table, (iii) each person that is known by us to beneficially own more than 5% of the outstanding shares of Common Stock, and
(iv) all Directors and executive officers as a group.

                                                                  Number of Shares             Percent of
Name (1)                                                         Beneficially Owned        Shares Outstanding
--------                                                         ------------------        ------------------
Yehuda Tzur...................................................      1,104,600 (2)                 15.9%
Arvin Scott...................................................      1,036,350 (3)                 14.8%
Sami Israel...................................................      1,004,000 (4)                 14.5%
Sheldon Robinson..............................................        130,000 (5)                  1.9%
Sol S. Weiner.................................................        115,000 (6)                  1.7%
Reuben Gabay..................................................        799,000 (7)                 11.6%
Dennis L. Kessler.............................................        103,000 (8)                  1.5%
Jerome J. Hiss................................................          7,560 (9)                  *
Robert Geras..................................................        350,000                      5.1%
Finova Mezzanine Capital, Inc.................................      1,125,000 (10)                14.0%
All directors, and officers as a group (7 persons)............      3,500,510 (11)                49.3%

------------------------
*  less than one percent

(1) The address of each of Messrs. Tzur, Scott, Israel, Gabay and Hiss are 11859 South Central Avenue, Alsip, Illinois 60803. The address of Messrs. Robinson and Weiner are 6633 N. Sacramento, Chicago, Illinois 60645 and 101 Hamilton, Evanston, Illinois 60202, respectively. The address of Mr. Kessler is 170 Lakeside Place, Highland Park, Illinois 60035. The address of Mr. Geras is 2127 Valley Road, Northbrook, Illinois 60062. The address of Finova Mezzanine Capital, Inc. is 500 Church Street, Suite 200, Nashville, Tennessee 37219.

(2) Includes 37,600 shares issuable upon the exercise of options which are currently exercisable.

(3) Includes 110,600 shares issuable upon the exercise of options which are currently exercisable.

(4) Includes 527,050 shares owned by Mr. Israel's spouse and children and 3,000 shares issuable upon the exercise of options which are currently exercisable.

(5) Includes 15,000 shares issuable upon the exercise of options which are currently exercisable and 100,000 shares owned by a general partnership managed by Mr. Robinson.

(6) Includes 8,000 shares issuable upon the exercise of options which are currently exercisable and 6,000 shares owned by Mr. Weiner's spouse.

(7)      Includes 411,500 shares owned by Mr. Gabay's spouse and children.

(8) Includes 3,000 shares issuable upon the exercise of options which are currently exercisable.

(9) Includes 7,560 shares issuable upon the exercise of options which are currently exercisable.

(10) Represents exercisable warrants to purchase 1,125,000 shares pursuant to terms of the Company's Subordinated Debenture.

(11) Includes 185,760 shares issuable upon the exercise of options which are currently exercisable.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information with respect to the total annual compensation we paid to the Chief Executive Officer and each of the other executive officers ("Named Executive Officers") whose total cash compensation for the year ended December 31, 1999 exceeded $100,000:

=========================================================================================================================
      SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                                                        LONG-TERM
                                                    ANNUAL COMPENSATION                COMPENSATION
                                                    -------------------                ------------          ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR       SALARY          BONUSES       NUMBER OF OPTIONS      COMPENSATION
---------------------------                 ----       ------          -------       -----------------      -------------
-------------------------------------------------------------------------------------------------------------------------
Yehuda Tzur...........................      1999      $190,000           ---              30,000                 ---
Chairman of the Board                       1998      $178,365           ---              26,000 (A)             ---
                                            1997      $175,000           ---              10,000 (A)             ---
-------------------------------------------------------------------------------------------------------------------------
Arvin Scott...........................      1999      $200,000           ---              40,000                 ---
President and Chief Executive Officer       1998      $178,365           ---         116,000 (A) and (B)         ---
                                            1997      $175,000           ---              10,000 (A)             ---
-------------------------------------------------------------------------------------------------------------------------
Sami Israel...........................      1999      $139,050           ---               5,000                 ---
Vice President and Treasurer                1998      $137,596           ---               5,000                 ---
                                            1997      $135,000           ---                 ---                 ---
-------------------------------------------------------------------------------------------------------------------------
Jerome J. Hiss........................      1999      $106,000           ---              12,000                 ---
Chief Financial Officer and Secretary       1998      $104,413         $18,000            12,600 (A)             ---
                                            1997      $ 97,500           ---               1,000 (A)             ---
-------------------------------------------------------------------------------------------------------------------------
(A)  Holders of nonqualified options issued in 1997 were provided the option of holding the nonqualified options bearing a strike price of $5.00 or canceling and replacing them with qualified options for 60% of the number of shares subject to the nonqualified options. Consequently, Messrs. Scott, Tzur and Hiss elected to convert 10,000,10,000 and 1,000 nonqualified options, respectively, and replace them with 6,000, 6,000 and 600 qualified options, respectively.

(B)  Of Mr. Scott's nonqualified options issued in 1995 bearing a strike price of $1.00, 44,000 nonqualified options were canceled and replaced with qualified options to purchase 60,000 shares at 110% of fair market value at the date of such grant.
=========================================================================================================================

OPTION TABLES

       The following table sets forth certain information with respect to options granted during the year ended December 31, 1999 under our Stock Option Plan (as hereinafter defined). We did not grant any stock appreciation rights during the year.

                              Option Grants in 1999

====================================================================================================================
                                                                                         Potential Realized Value at
                                                                                           Assumed Annual Rates of
   Individual Grants                                                                    Stock Price Appreciation for
                                                                                                 Option Term
--------------------------------------------------------------------------------------------------------------------
                             Number of         % of Total
                            Securities      Options Granted     Exercise
                            Underlying      to Employees In       Price       Expiration
Name                      Options Granted     Fiscal Year      (per Share)       Date          5% ($)       10% ($)
--------------------------------------------------------------------------------------------------------------------
Yehuda Tzur                    30,000              9.9%           $2.41         3/04/09        40,729       107,680
--------------------------------------------------------------------------------------------------------------------
Arvin Scott                    40,000             13.2%           $2.41         3/04/09        54,305       143,573
--------------------------------------------------------------------------------------------------------------------
Sami Israel                     5,000              1.6%           $2.41         3/04/09         6,788        17,947
--------------------------------------------------------------------------------------------------------------------
Jerome J. Hiss                 12,000              4.0%           $2.19         3/04/09        18,932        45,712
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================


AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

       The following table provides information on option exercises during the year ended December 31, 1999 by the Named Executive Officers and the value of such officers unexercised stock options as of December 31, 1999.

====================================================================================================================
                                                 Number of Unexercised            Value of Unexercised In-the-Money
                                                  Options at 12/31/99               Options at 12/31/99
--------------------------------------------------------------------------------------------------------------------
                   Shares Acquired       Value
      Name         on Exercise (#)    Realized ($)    Exercisable     Unexercisable     Exercisable    Unexercisable
--------------------------------------------------------------------------------------------------------------------
Yehuda Tzur               --              --            37,600           43,400            $9,203         $13,555
--------------------------------------------------------------------------------------------------------------------
Arvin Scott               --              --           110,600           81,400           $40,986         $34,585
--------------------------------------------------------------------------------------------------------------------
Sami Israel               --              --             3,000            7,000            $2,226          $3,339
 --------------------------------------------------------------------------------------------------------------------
Jerome J. Hiss            --              --             7,560           17,040            $6,267         $10,054
====================================================================================================================

COMPENSATION OF DIRECTORS

       Each Director who is not an officer or employee receives a fee of $2,500 per quarter and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. During 1999, Messrs. Weiner, Robinson and Kessler each received $10,000 in directors fees and each received an option to purchase 1,000 shares of Common Stock at a price of $2.19 per share which option is exercisable immediately.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Compensation Committee of the Board of Directors is comprised of Sol
S. Weiner, Sheldon Robinson and Dennis Kessler, none of whom have ever been an officer or employee of the Company.

EMPLOYMENT AGREEMENTS

       Each of Messrs. Tzur, Scott and Israel are parties to employment agreements with us, all of which extend to May 2000, unless terminated sooner in accordance with the provisions of such agreements, as amended, and which provide for the renewal thereof for successive periods of one year at our option. The employment agreements of each of such individuals currently provide for an annual base salary of $135,000 and periodic bonuses. Pursuant to the terms of the employment agreements, as amended, the officers' compensation thereunder is subject to periodic adjustment by the Board of Directors, or a committee thereof.

       The foregoing employment agreements contain certain non-competition covenants pursuant to which Messrs. Tzur, Scott and Israel are prohibited from owning (subject to limited exceptions) or providing certain services to businesses similar to or in competition with our business, so long as each of such individuals is employed pursuant to such employment agreements, and for a period of one-year thereafter.

       We have provided Mr. Hiss a benefit equal to one year's base compensation in the event of a change in control where there is a loss of employment, or, to the extent employment is retained, an amount equal to the shortfall between base compensation and actual base compensation from us under new ownership or with another employer.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

       Presently, all compensation decisions relating to the salaries of the Named Executive Officers are governed by employment agreements between each of Mr. Tzur, Scott and Israel and us, which agreements provide for the payment of annual base salaries of $135,000, subject to increases or decreases, to each of such individuals in amount as determined by either the Board of Directors or the Compensation Committee, and periodic bonuses. Because the Named Executive Officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee did not formulate policies with respect to the Named Executive Officers' compensation during 1999.

COMPARATIVE PERFORMANCE GRAPH

       The graph set forth below compares cumulative total shareholder return on our Common Stock with the cumulative total return of the companies listed on the Nasdaq Stock Market (U.S. Companies) ("Nasdaq Market Index") and an industry group consisting of publicly-traded companies included in our Standard Industrial Classification Code (SIC Code 5013 - Motor Vehicle Supplies & New Parts) (the "Industry Index") for the period from January 1, 1994 to December 31, 1999. The comparison assumes the investment of $100 in Common Stock, the Nasdaq Market Index and the Industry Index on January 1, 1994 and the reinvestment of all dividends. The shareholder return of each of the companies in the Industry Index has been weighted according to market capitalization at the beginning of each measurement period. Although most of the companies included in the Industry Index engage in the distribution of brake parts, such companies also engage in other lines of business.


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                 AMONG UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX


COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                                                      FISCAL YEAR ENDING
                                   -----------------------------------------------------------------------------------------
COMPANY/INDEX/MARKET               12/30/1994      12/29/1995      12/31/1996      12/31/1997      12/31/1998     12/31/1999
Universal Auto                       100.00          115.00           20.63           18.44           11.25          23.13

Motor Vehicle Supplies & Parts       100.00          103.38          111.92          119.44          114.30          86.35

NASDAQ Market Index                  100.00          129.71          161.18          197.16          278.08         490.46


STOCK OPTION PLAN

       We maintain the Universal Automotive Industries, Inc. Share Option Plan (the "Stock Option Plan") for the benefit of our key employees, non-employee directors, advisors, independent contractors and such other persons as the Board of Directors believes valuable to us ("Eligible Persons"). Options granted under the Stock Option Plan may be either incentive stock options ("ISO") under Section 422 of the Code or nonstatutory options (an option which is not intended to be an "incentive stock option," as defined in Section 422 of the Code). Options to purchase an aggregate of 576,676 shares of Common Stock are outstanding under the Stock Option Plan.

       The Stock Option Plan, which was adopted by the Board of Directors on October 13, 1994 and approved by our stockholders on October 13, 1994, is intended to encourage ownership of Common Stock by Eligible Persons, in order to attract such persons or to encourage such persons to serve or continue to serve with us, and to provide additional incentives for such persons to promote our success. There are a total of 700,000 shares of Common Stock reserved for issuance under the Stock Option Plan. The Board of Directors, which may delegate its authority to a committee, administers the Stock Option Plan.

       No ISO shall be granted after the expiration of the earlier of ten years from the date of adoption and approval of the Stock Option Plan by the Board and its stockholders. The fair market value of shares of Common Stock with respect to which ISOs are exercisable for the first time by any Eligible Person during any calendar year shall not exceed $100,000.

       The exercise price per share for shares underlying each nonstatutory option shall be determined by the Board of Directors, which has the power to determine eligibility to receive options and terms of any options granted, including the exercise price, the number of shares subject to such nonstatutory option, the vesting schedule and the exercise period. The exercise price per share for shares underlying all ISOs granted under the Stock Option Plan must be at least equal to the fair market value of a share of Common Stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of our outstanding capital stock, the exercise price per share for shares underlying any ISO granted must equal at least 110% of the fair market value of a share of Common Stock covered by such ISO on the grant date and the ISO shall terminate not more than five years from the grant date.

       ISOs shall terminate not more than ten years from the date of grant. Nonstatutory options shall terminate not more than eleven years from the date of grant. All options granted under the Stock Option Plan may be exercised over a period of time after such person leaves our employment or after death. All options granted under the Stock Option Plan are non-transferable.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our Directors, Executive Officers and persons who own more than 10% of the outstanding shares of the Common Stock file with the Securities and Exchange Commission certain reports relating to their ownership of Common Stock and changes in such ownership. We are required to identify in this Proxy Statement any persons subject to this requirement who failed to file any such report on a timely basis. Based solely on a review of the copies of such reports furnished to us, all such reports were filed on a timely basis.

                              CERTAIN TRANSACTIONS

       We maintain key man term life insurance policies which we purchased through the insurance agency of which Sheldon Robinson, a director, is an owner, covering the life of Mr. Scott in the amount of $6,000,000 and Mr. Tzur in the amount of $1,000,000, the proceeds of which would be payable to us. We paid premiums of approximately $9,000 for these policies in 1999.

       The Board of Directors has approved unsecured loans to each of Yehuda Tzur, Chairman and Arvin Scott, President and Chief Executive Officer for terms not exceeding five years. As of December 31, 1999, amounts of $115,000 and $122,262 were due from Messrs. Tzur and Scott, respectively. The loans are due December 31, 2000 and bear interest at prime.

                      RATIFICATION OF INDEPENDENT AUDITORS

       The Board of Directors, upon the recommendation of the Audit Committee, has appointed, subject to stockholder ratification, the firm of Altschuler, Melvoin and Glasser LLP, certified public accountants, as our independent auditors for 2000. If the shareholders do not ratify the appointment of Altschuler, Melvoin and Glasser LLP, the Board of Directors will reconsider its appointment, if so recommended by the Audit Committee.

       A representative of Altschuler, Melvoin and Glasser LLP is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate shareholder questions.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ALTSCHULER, MELVOIN AND GLASSER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2000.

                          DATE FOR RECEIPT OF PROPOSALS

       In order for stockholder proposals to be included in the proxy materials for the Company's 2001 Meeting of Stockholders, any such proposal must be received by the Company at its executive offices not later than January 2, 2001 and meet all other applicable requirements for inclusion therein.

                                 OTHER BUSINESS

       The Board of Directors is not aware of any other matter to come before the Meeting. However, if any such matter does come before the Meeting which requires the vote of the Stockholders, it is the intention of the persons named in the enclosed Proxies to vote the shares of Common Stock represented thereby in accordance with the recommendations of our management and their judgment on such matter.

                           ANNUAL REPORT ON FORM 10-K

       A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 WILL BE PROVIDED FREE OF CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., 11859 SOUTH CENTRAL AVENUE, ALSIP, ILLINOIS 60803, ATTENTION: JEROME HISS.


                                  By order of the Board of Directors,




                                  Jerome J. Hiss, Secretary

Chicago, Illinois
May 10, 2000

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                           11859 South Central Avenue
                              Alsip, Illinois 60803

          This Proxy is Solicited on Behalf of the Board of Directors.

         The undersigned hereby appoints Yehuda Tzur and Jerome Hiss, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Shares of Common Stock of Universal Automotive Industries, Inc. (the "Corporation") held of record by the undersigned on April 17, 2000, at the Annual Meeting of Stockholders when convened on June 1, 2000, or any adjournment thereof.

1. ELECTION OF DIRECTORS--PROPOSAL to elect six Directors to hold office until the next Annual Meeting of Stockholders, or otherwise as provided in the Corporation's Certificate of Incorporation (check one box):

[ ] FOR all nominees listed below                  [ ]  WITHHOLD AUTHORITY
    (except as withheld in the                          to vote for all of the
    space provided below)                               nominees listed below

NOMINEES: Mr. Yehuda Tzur, Mr. Arvin Scott, Mr. Sami Israel, Mr. Sol S. Weiner, Mr. Sheldon Robinson and Mr. Dennis L. Kessler

(INSTRUCTIONS To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                          Continued on the reverse side

2. SELECT AUDITOR--PROPOSAL to concur in the selection of Altschuler, Melvoin and Glasser LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2000 (check one box); and

              [ ]  FOR             [ ]  AGAINST                [ ]  ABSTAIN

3. OTHER BUSINESS--in their discretion, the Proxies are authorized to transact any other business as may properly come before the Meeting, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directly herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

                                          --------------------------------------
                                          Signature                         Date

                                          --------------------------------------
                                          Signature                         Date

                                          NOTE: Sign exactly as name appears
                                          above. If joint tenant, both should
                                          sign. If attorney, executor,
                                          administrator, trustee or guardian,
                                          give full title as such. If a
                                          corporation, please sign corporate
                                          name by President or authorized
                                          officer. If a partnership, sign in
                                          full partnership name by authorized
                                          person.


Please promptly initial, date, sign and return the card using the addressed envelope. Please contact Jerome Hiss at (708) 293-4050 with any questions regarding the above.